UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

40 Valley Stream Parkway
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Amendment to Development, Commercialization and Supply Agreement by and among Auxilium Pharmaceuticals, Inc., Auxilium International Holdings, Inc. and Pfizer Inc.

On November 6, 2012, Auxilium Pharmaceuticals, Inc. (the “Company”) and Auxilium International Holdings, Inc. (together with the Company, “Auxilium”) and Pfizer Inc. (“Pfizer”, and together with Auxilium, the “Parties”, and each individually, a “Party”) entered into Amendment No. 1 (the “Amendment”) to the Development, Commercialization and Supply Agreement, dated as of December 17, 2008, by and among the Parties (the “Pfizer Agreement”) relating to the development, commercialization and supply of the pharmaceutical product XIAPEX® (clostridial collagenase for injection) for the treatment of Dupuytren’s contracture and potential treatment of Peyronie’s disease.  As a result of this Amendment, the Pfizer Agreement will terminate no later than April 24, 2013 (the “Mutual Termination Date”).  Prior to the Mutual Termination Date, the Parties shall continue to perform all of their obligations under the Pfizer Agreement.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02                                           Results of Operations and Financial Condition.

On November 7, 2012, the Company issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2012. The full text of such press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

As previously announced, the Company will conduct a conference call today, Wednesday, November 7, 2012, at 10:00 a.m. ET to discuss third quarter 2012 results.  The presentation slides to be used during the call will be available on the “For Investors” section of the Company’s web site (http://www.auxilium.com) under the “Presentations” tab beginning at 7 a.m. ET on Wednesday, November 7, 2012.  The conference call and the presentation slides will be simultaneously web cast on the “For Investors” section of the Company’s web site under the “Events” tab beginning at 10:00 a.m. ET on Wednesday, November 7, 2012, and will remain available for future review until February 7, 2012.

Also, on November 7, 2012, the Company and Pfizer issued a press release announcing the Company’s and Pfizer’s entry into the Amendment.  The full text of such press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On November 7, 2012, the Company issued a press release announcing its submission of a supplemental Biologics License Application to the U.S. Food and Drug Administration for XIAFLEX (collagenase clostridium histolyticum or CCH), a novel, in-office, first-in-class biologic therapy for the potential treatment of Peyronie’s disease.  The full text of such press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information contained in, or that can be accessed through the Company’s web site, is not a part of this filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

The Exhibit 99.1 Press Release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be “filed”.

10.1

Amendment No. 1 to the Development, Commercialization and Supply Agreement dated as of December 17, 2008, by and among, Auxilium Pharmaceuticals, Inc., Auxilium International Holdings, Inc. and Pfizer Inc.

99.1	Press Release dated November 7, 2012, issued by Auxilium Pharmaceuticals, Inc.

99.2	Press Release dated November 7, 2012 issued by Auxilium Pharmaceuticals, Inc. and Pfizer Inc.

99.3	Press Release dated November 7, 2012 issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: November 7, 2012	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Amendment No. 1 to the Development, Commercialization and Supply Agreement dated as of December 17, 2008, by and among, Auxilium Pharmaceuticals, Inc., Auxilium International Holdings, Inc. and Pfizer Inc.

99.1	Press Release dated November 7, 2012, issued by Auxilium Pharmaceuticals, Inc.

99.2	Press Release dated November 7, 2012 issued by Auxilium Pharmaceuticals, Inc. and Pfizer Inc.

99.3	Press Release dated November 7, 2012 issued by Auxilium Pharmaceuticals, Inc.